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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 7, 2001
                                                 ------------

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Virginia                                   001-13467                   56-1641133
-------------------------------                    ---------                   ----------
      (State or Other                      (Commission File Number)           (IRS Employer
Jurisdiction of Incorporation)                                             Identification No.)


            601 Biotech Drive, Richmond, Virginia             23235
            -------------------------------------             -----
          (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820
                                                     ---------------

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

  On February 14, 2001, Commonwealth Biotechnologies, Inc. (the "Registrant") filed a provisional patent application, Docket No. 006338-017 (captioned Adsorption and Removal of Endotoxin from Physiological Fluids Using Cationic
----------------------------------------------------------------------------
Helix Peptides), with the United States Patent and Trademark Office to protect
-------------
compounds related to the treatment of sepsis.

  Any statements contained in this report that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties as identified in the Registrant's filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. Readers are cautioned not to place undo reliance on these forward-looking statements, which speak only as the date hereof. The Registrant cannot guarantee that the provisional patent application will evolve into a new patent for the Registrant or that the compounds protected by the provisional patent application or any of the Registrant's other intellectual properties will ever be commercialized or profitable. The Registrant undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      COMMONWEALTH BIOTECHNOLOGIES, INC.



                                      By:     /s/ Richard J. Freer, Ph.D.
                                           -------------------------------
                                             Richard J. Freer, Ph.D.
                                             Chairman


May 7, 2001

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